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                                                                 EXHIBIT 10.8b




                              FOURTH AMENDMENT TO
                           DATA PROCESSING AGREEMENT


     The Fourth Amendment ("Fourth Amendment") is effective as of the 28th day of March, 1994 ("Amendment Effective Date") and amends and supplements that certain Data Processing Agreement ("Agreement") dated as of the first day of January, 1992 by and between SYSTEMATICS FINANCIAL SERVICES, INC.
(SI") and UNITED SAVINGS ASSOCIATION OF TEXAS FSB ("CLIENT").

                              W I T N E S S E T H:

     WHEREAS, CLIENT and SI desire to modify the term of Exhibit H to the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


1. Section 2, TERM, of Exhibit H to the Agreement shall be amended in its entirety as follows:

         "2.              TERM.

                          The Effective Date of this Exhibit is January 1, 1992 and the Expiration Date is December 31, 1994. CLIENT may terminate the services to be provided pursuant to this Exhibit only if it terminates both CLCS support personnel and CLCS Processing Services with at least six (6) months written notice received by SI prior to June 30, 1994. If no notice is received, this Agreement will become coterminous with the Agreement and will expire on August 31, 1996."

2. Section 4.2 (c), of Exhibit H to the Agreement shall be amended in its entirety as follows:

         "4.2       (c)   If  CLIENT  provides  required  written  notice  and
                          elects to have CLCS processing conclude December 31, 1994 or in the event both CLCS Support and CLCS
                          Processing services are not terminated prior to August 31, 1996, SI agrees that CLIENT is not obligated to reimburse SI in accordance with either
                          4.2(a) or 4.2(b) of this Exhibit H.

3. All terms and conditions of the Agreement not amended herein remain in full force and effect.




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     IN WITNESS WHEREOF, parties have executed this Fourth Amendment by their duly authorized representatives as of the Amendment Effective Date.





SYSTEMATICS FINANCIAL                           UNITED SAVINGS ASSOCIATION
   SERVICES                                            OF TEXAS FSB


By:          /s/Larry Snaufer                  By:           /s/Leslie H. Green
             -----------------------                         ------------------

Name:        Larry Snaufer                     Name:         Les Green
             -----------------------                         ------------------

Title:       Vice President                     Title:       Sr. Vice President
             -----------------------                         ------------------

Date:        3/29/94                            Date:        3/29/94
             -----------------------                         ------------------

ATTESTED:

By:          /s/Verne Vauder Schoor             By:           /s/Richard Hare
             -----------------------                         ------------------

Name:        Verne Vander Schoor                Name:         Richard Hare
             -----------------------                         ------------------

Title:       Account Manager                    Title:        Vice President
             -----------------------                         ------------------

Date:        3/29194                            Date:         3/29/94
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